ACCOUNTS RECEIVABLE FINANCING AGREEMENT

         Alliance   Financial   Capital,   Inc.  (hereby  "AFC"),  a  California
corporation, having its offices at 700 Airport Boulevard, Burlingame, California 94010 and the undersigned SELLER (hereafter "SELLER") hereby as follows:

A. On a transaction-by-transaction basis and at each party's sole and absolute discretion, AFC hereby agrees to buy SELLER'S accounts receivable (hereafter "accounts") on a discounted basis, including, without limitation, full power to collect, compromise, sue for, assign, or in any manner enforce collection thereof, in the name of AFC, or otherwise. Each transaction for said purchase and sale of accounts shall be on a daily batch basis, which is defined as all original invoices submitted to AFC by SELLER on a particular day. AFC shall purchase said accounts, subject to the foregoing, as a group (hereafter 'BULK") and each of said Bulks shall be treated as a separate transaction on AFC's books and records, which shall be accounted for as between AFC and SELLER separately and independently from all other such transactions entered into between AFC and SELLER. Each of said transactions shall be supported by a Bulk Assignment Schedule, an exemplar of which is attached hereto and made a part hereof by this reference as Exhibit "A", executed by SELLER, setting forth the transaction amount, which is defined as the total gross face amount of all invoice(s) included in each transaction, the consideration (hereafter 'ADVANCE') paid by AFC therefor, the contingency reserve, and the discount, therefor. Each of said Bulk Assignment Schedules shall be deemed a separate sale and assignment of accounts, regardless of the number of invoices listed therein, and shall incorporate the terms, conditions and provisions of this agreement.

B. AFC shall advance to SELLER toward the purchase of said accounts, the following percentage of each BULK, less sales tax, so long as SELLER is not in breach of this agreement: 85 % Account Credit Limit $1,000,000.00

C. SELLER makes the following representations, warranties and covenants with respect to each such transaction which may be entered into between AFC ami SELLER hereafter:

         1. SELLER shall be the sole and absolute owner of said account(s), and shall have the full legal power to make said sales, assignments and transfers.

         2. Said account(s) shall be presently due and owing to SELLER with terms not to exceed net 30 days, the amount(s) thereof shall not bc in dispute, and the payment of said account(s) shall not be in disputed or contingent upon the fulfillment of this, or any other contract(s), past or future.

         3. There shall not be any set-offs or counterclaims against said account(s), and said account(s) shall not have been previously assigned or encumbered by SELLER in any manner whatsoever.

         4. AFC shall have the right to reduce contingencies, (the total of each Bulk, less ADVANCE) and to apply contingencies and/or rebates, as defined hereafter, from any transaction(s) to any other transactions(s) between the parties by the amount of any dispute(s), discount(s), return(s), defense(s), or offset(s) taken by any account debtor(s). If contingencies and/or rebates are inadequate AFC shall have the right to deduct said amount(s) from any other billing rights purchased by AFC from SELLER to demand payment of any other accounts receivable of SELLER, whether or not purchased by AFC, and/or demand reimbursement from SELLER.

         5. Said account(s) shall be the property of and shall be collected by AFC, but if for any reason any amount(s) thereof should be paid to SELLER by any of said account debtor's, SELLER shall immediately deliver all such checks or other instruments in kind to AFC.

         6. AFC shall have the power of endorsement for any purpose on any and all checks, drafts, money orders, or any other instruments in AFC's possession and payable to SELLER, SELLER hereby appoints AFC its agent for said purpose.

         7. SELLER shall promptly advise AFC, in writing, if SELLER's place of business is changed, a new place is added or record keeping is changed.

D. A gross discount of Fifteen Percent (15.0%), less any applicable rebate thereof( hereafter "FEE"), as described below, shall be retained by AFC from the collection of each total transaction ammount. SELLER however shall be entitled to a rebate, regarding each transaction, which shall be deducted from said gross discount, if each transaction amount is paid promptly by said account debtor(s), as follows: REBATE: .065% daily per invoice face amount. One time $500 documentation and due diligence fee. TERM: 12 months with automatic renewals.

         All checks received by AFC will be credited on the actual date of receipt. Thc collection period, regarding each specific BULK, shall be calculated by counting thc days from the date of each ADVANCE through and including zero(O) days after the date upon which the total monies collected from said account debtor(s), is equal to or greater than the sum of the ADVANCE and the net discount (gross discount less rebate). AFC shall remit to SELLER its contingency reserve (i.e. all sums collected in excess of a sum equal to or greater than the net discount and advance) regarding each BULK, providing SELLER is not in default or breach of this agreement.

E. Should any of the above warranties expressed by SELLER be inaccurate, and it becomes necessary for AFC to utilize an attorney to enforce its rights against SELLER, SELLER agrees that such attorneys' fees shall be borne by SELLER. AFC further agrees, subject to the foregoing, that upon collection of each transaction amount, regarding each specific BULK, in a total sum equivalent to or greater than the ADVANCE and net discount (fee), AFC shall pay to SELLER all sums collected in excess of said sum (i.e. SELLER's contingencies and/or rebates) when said excess sums are recieved by AFC.

F. AFC shall have the right in its sole discretion after 90 days from the date(s) of ary ADVANCE or if any of the representations, warranties or covenants are inaccurate and reasonable notice to SELLER to demand payment from SELLER of any unpaid invoices sold, assigned and transferred to AFC by SELLER pursuant to the terms and conditions hereof or to proceed against SELLER or against any account debtor(s) for the collection or offset of any unpaid invoices or amount due. As security for thc payment of AFC's fees and other charges and for thc payment of advances made by AFC to or on behalf of SELLER, SELLER hereby grants a security interest in and to the following described property, whether now or hereafter owned or existing, leased, consigned by or to, acquired by Debtor and regardless of where located: (1) All accounts, contract rights, chattel paper, general intangibles, instruments, documents, letter of credit, bankers acceptances, drafts, claims, causes of action, rights in and under insurance policies, rights to tax refunds and inventory and all proceeds of the foregoing, including Debtor's rights to any returned or rejected goods: (2) All Debtor's rights to monies, refunds, and other amounts, due from whatever source, including Debtor's right of offset and recoupment; (3) All goods, including but not limited to equipment, farm products, machinery, furniture, furnishings, fixtures, tools, supplies, and motor vehicles, and (4) All proceeds of the foregoing, whether due to voluntary or involuntary disposition, including insurance proceeds and reserving the right to file and prosecute lawsuits, pertaining thereto, in SELLER's or AFC's name or otherwise. (5) All books and records relating to the same. (6) Seller irrevocably appoints Buyer and any of Buyer's officers as Seller's attorney to execute such financing statements, continuations and amendments and to take such other actions as Buyer deem appropriate to perfect and continue the perfection of the security interest granted hereunder.

G. AFC warrants that it will use its best efforts to collect thc amounts due under this Agreement, and SELLER agrees that AFC may, in its sole discretion, settle, compromise, or otherwise accept payment of less than the full amount, if in its judgment such action is necessary to effect collection. SELLER agrees that the amount of such reduction shall be applied as a reduction of the contingency reserve.

H. If it should become necessary for AFC to enforce its rights against the account debtor(s) SELLER agrees that AFC may apply a maximum sum equal to the total unpaid contingency reserve of SELLER, to compensate AFC for its attorney's fees therefore. AFC may correct patent errors herein or in any BULK Assignment Schedule executed by SELLER and fill in blanks. Any provision hereof contrary to, prohibited by, or invalid under applicable laws or regulations shall be inapplicable and deemed omitted herefrom, but shall not invalidate thc remaining provisions hereof. Thc validity, interpretation, enforcement and effect of this agreement Shall be governed by the laws of the State of California, and SELLER hereby consents to the exclusive jurisdiction of all courts ill tile County of San Malco, in thc State of California. SELLER acknowledges receipt of a true copy and waives acceptance hereof, if thc SELLER is a corporation, this agreement is executed pursuant to the authority of its Board of Directors. AFC and SELLER as used in this agreement include the heirs, executors, or administrators, successors or assigns of those parties. The obligations of SELLER and guarantors herein shall be joint and several. AFC is hereby authorized to obtain periodic TRW credit reports concerning all signatories herof. AFC may inspect and audit SELLER's and guarantors books and records during normal business hours, thc actual cost of which shall be reimbursed by SELLER to AFC.

I. SELLER agrees to reimburse AFC for any of its out-of-pocket incidental costs and expenses, including but not limited to, wire transfers of funds, delivery expenses, and postage.

J. This agreement contains the entire agreement between the parties with respect to thc contemplated transactions, and it may not be modified or any of its terms waived, except by an instrument in writing signed by the party or parties to be charged, and no collateral representations, whether oral or written, shall survive execution of this agreement.

                            VALIDITY INDEMNIFICATION

Re: PRINT WORKS, INC. dba Pacific Print Works ("SELLER") and Alliance Financial Capital, Inc. Accounts Receivable Factoring Agreement and related documcnts of even date.

The undersigned are the corporate officers of PRINT WORKS, INC. dba Pacific Print Works and in order to induce Alliance Financial Financial Capital, Inc. to extend factoring accommodations to the "SELLER", pursuant to the Agreements with the "Seller", the undersigned hereby warrants, represents and promises to Alliance Financial Capital, Inc. as follows: The undersigned acknowledges and agrees that "Seller" has made the following representations, warranties and promises to Alliance Financial Capital, Inc.:

1. All "Seller" accounts which have been or will be repotted to Alliance Financial Capital, Inc. by or on behalf of the "Seller" under the Agreements and in which Alliance Financial Capital, Inc. holds a security interest ("Accounts"), whether such reports are in the form of agings, invoices, transmittals, shipping documents, collateral reports or financial statements, are genuine and in all respects what the purport to be, represent bona fide obligations of "Seller's" customers arising out of the sale and completed delivery of merchandise and or services sold by the "Seller" (the Sold Goods/Servoces") in the ordinary course of its business and in accordance with and in full and complete performance of customer's (each, and "Account Debtor") order therefore.

2. All original checks, drafts, notes, letters of credit, acceptances and other proceeds of the Accounts, received by the "Seller", will be held in trust for Alliance Financial Capital, Inc. and will immediately be forwarded to Alliance Financial Capital, Inc. upon receipt, in kind, in accordance with the terms of the Agreements.

3. None of the Accounts are or will be the subject of any offsets, defenses or counterclaims of any nature whatsoever, and "Seller" will not in any way impede or interfere with the normal collections and payment of the Accounts.

4. "Seller" is presently solvent. "Solvent" means "Seller's" assets exceed its liabilities and "Seller" is able to pay its debts as they come due.

5. The Sold Goods/Services are and will be tap up to point of sales, the sole and absolute property of the "Seller", and the Accounts and Sold Goods/Services will be free and clear of all liens and security interests, except the security interest of "Seller".

6. The due dates of the Accounts will be as reported to Alliance Financial Capital, Inc. by or on behalf of the "Seller".

7. "Seller" will promptly report to Alliance Financial Capital, Inc. all disputes, rejections, returns and resales of Sold Goods/Services and all credits allowed by the "Seller" upon all Accounts.

8. All reports which Alliance Financial Capital, Inc. receives from the "Seller", including, but not limited to those concerning its Accounts and its inventory, will be true and accurate except for minor inadvertent errors.

9. "Seller" will not sell its inventory except in the ordinary course of business.

10. "Seller" understands and acknowledges that in the event a bankruptcy petition is filed by or against "Seller", "Seller" cannot sell to Alliance Financial Capital, Inc. any receivables without first obtaining bankruptcy court approval. "Seller" agrees to immediately notify Alliance Financial Capital, Inc. if "Seller" files or has filed against it any petition for relief under bankruptcy laws. "Seller" agrees it will not sell any receivables or accept any advance front Alliance Financial Capital, Inc. after Seller becomes subject to any bankruptcy law without first having obtained bankruptcy court approval on terms satisfactory with Purchaser. The undersigned hereby indemnifies Alliance Financial Capital, Inc. and holds Alliance Financial Capital, Inc. harmless, (continuously and irrevocable for so long as the "Seller" is indebted to Alliance Financial Capital, Inc.), from any direct, indirect, or consequential damage or loss including any costs (including reasonable attorney's fees and expenses) incurred by Alliance Financial Capital, Inc. in relation to such damage or loss which Alliance Financial Capital, Inc. may sustain as a result of the breach of any of the above representations, warranties or promises or of Alliance Financial Capital Inc.'s reliance (whether or not such reliance was reasonable) upon any misstatement ( whether or not intentional), fraud, deceit, or criminal act on the part of any officer, employee, or agent of the "Seller". The undersigned also agrees to reimburse Alliance Financial Capital, Inc. for any costs (including reasonable attorney's fees and expenses) incurred by
Alliance   Financial   Capital,   Inc.  in  the  enforcement  of  this  Validity
Indemnification. All such sums will be paid by the undersigned to Alliance Financial Capital, Inc. on demand. 11. Seller agrees that in the event an account becomes more than 90 days past due from the date of assignment to AFC, Seller shall remunerate AFC with additional verified invoices or financial reimbursement. Interest on the amount paid Seller shall otherwise accrue from said time, at the rate of one and one half (1 &l/2) of thc monthly discount rate.

Nothing herein contained shall be in any way impaired or affected by any change in or amendment of any of the Agreements. This agreement shall be binding upon the undersigned, and the undersigned's personal representative, successors, and assigns.

IN WITNESS, WHEREOF, the parties have duly executed this ACCOUNTS RECEIVABLE FACTORING AGREEMENT this day of ______________, 19__ at Burlingame, California.

ALLIANCE FINANCIAL CAPITAL, INC.                (SELLER) PRINT WORKS, INC. dba
Pacific Print Works


By /s/ Robert McCarthy                          By /s/Jeffrey S. Harden

                                                By: /s/ B. Willes Papenfuss